Exhibit 10.3

SUBSCRIPTION AND PURCHASE AGREEMENT
(Common Stock)

Macatawa Bank Corporation

To:	Macatawa Bank Corporation Attn: Chief Financial Officer 10753 Macatawa Drive Holland, MI 49424

Re:	Common Stock - If you wish to subscribe, please sign and return this Subscription Agreement and the attached Accredited Investor Questionnaire

        1.        SUBSCRIPTION. The undersigned (the “Subscriber”) hereby offers and agrees to purchase, and to pay for such number of shares as is set forth on the signature page hereof (the “Shares”), of common stock (the “Common Stock”) of Macatawa Bank Corporation (the “Company”). The Subscriber hereby specifically accepts and adopts and consents to be bound by each and every provision of this Subscription and Purchase Agreement (“Agreement”). The Subscriber shall pay for the Shares at the price of $_______ per Share, in good funds (e.g. cashier’s check, personal check or wire transfer), and for that purpose agrees to tender upon request an amount equal to the total Dollar Amount of Subscription as set forth on the signature page hereof.

        2.        ACCEPTANCE. This Agreement is made subject to the Company’s discretionary right to accept or reject the subscription herein. Following action by the Company, the Subscriber will be notified as to whether the subscription has been accepted or rejected. If the Company shall for any reason reject all or part of this subscription, any amount already paid by the Subscriber with respect to the rejected subscription, or part thereof, will be promptly refunded, without interest. Acceptance of this subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

        3.        REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber hereby represents and warrants to the Company as follows, recognizing that the information contained herein is being furnished to the Company in order for the Company to determine whether the Subscriber’s subscription to purchase Shares should be accepted by the Company in light of the requirements of Section 4(2) of the Securities Act of 1933 (the “Act”) and the rules and regulations promulgated thereunder, similar sections of the securities laws of various states, and other relevant factors. The Subscriber understands that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Shares will not be registered under the Act in reliance upon exemptions from registration afforded under the Act, which may include Regulation D promulgated thereunder (“Regulation D”), and (c) the Shares, at the time of sale described herein, will not be registered and/or qualified under any state securities laws.

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                A.        Advisors. Subscriber acknowledges that he, she or it has been advised to consult with their own attorney regarding legal matters concerning the Company and the Shares and to consult with its tax advisor regarding the tax consequences of acquiring the Shares.

                B.        Access to SEC Filings. Subscriber acknowledges that he, she or it has been permitted access, to the Subscriber’s satisfaction, to the Company’s public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.sec.gov, http://www.gsionline.com, http://www.freeedgar.com and http://www.10kwizard.com. By entering into this Agreement, the undersigned Subscriber acknowledges receipt of the Company’s Annual Report on 10-K for the year ended December 31, 2008, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and the proxy statement for the 2009 annual meeting

                C.        Shares Not Registered. Subscriber understands that the Shares have not been registered under the Securities Act or any other Securities laws but are being offered and sold to Subscribers in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Shares.

                D.        Investment Experience. The Subscriber is a sophisticated, accredited and experienced investor with regard to high-risk investments in restricted securities of the sort referred to herein, and is willing and able to bear the economic risk of an investment in the Shares in an amount equal to the amount the Subscriber has subscribed to purchase. The Subscriber has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, the Subscriber considered whether the Subscriber could afford to hold the Shares for an indefinite period and whether, at this time, the Subscriber could afford a complete loss of an investment in the Shares.

                E.        Accredited Investor Status. The Subscriber has submitted to the Company a complete and executed “Accredited Investor Questionnaire” substantially in the form attached hereto as Exhibit A. The Subscriber hereby certifies that he, she or it is an “Accredited Investor”, as that term is defined under Rule 501(a) of the Securities Act and all information which the Subscriber has provided to the Company in the Accredited Investor Questionnaire is correct and complete as of the date set forth thereon. The Subscriber is aware that the sale of the Securities is being made in reliance on Rule 506 of Regulation D, an exemption for non-public offerings under Section 4(2) of the Securities Act.

                F.        Purchase for Own Account. The Subscriber’s purchase of the Shares will be solely for the Subscriber’s own account and not for the account of any other person.

                G.        Investment Purpose. The Shares are being acquired by the Subscriber in good faith for investment and not with a view to distributing such Shares to others or otherwise reselling said Shares or any portion thereof. The Subscriber understands that the substance of the above representations is (i) that the Subscriber does not presently intend to sell or otherwise dispose of all or any part of the Shares; (ii) that the Subscriber does not now have in mind the sale or other

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disposition of all or any part of the Shares on the occurrence or nonoccurrence of any predetermined event; and (iii) that the Company is relying upon the truth and accuracy of the representations.

                H.        Investment Risks. The Subscriber understands that the purchase of the Shares is subject to risks as stated in the Risk Factors included as Exhibit B hereto, the Risk Factors disclosed in the Company’s SEC filings or as otherwise may be applicable to similar investments. The Subscriber acknowledges that he, she or it has had an opportunity to review, and upon review, fully understands the Risk Factors contained in Exhibit B hereto and also the Risk Factors disclosed in the Company’s SEC filings.

                I.        Due Diligence. The Subscriber has relied solely upon this Subscription Agreement and the independent investigations made by the Subscriber with respect to the Shares subscribed for herein, and no oral or written representations beyond the Company’s SEC filings have been made to or been relied upon by the Subscriber.

                J.        Representations Complete. The Subscriber’s representations in this Agreement are complete and accurate to the best of the Subscriber’s knowledge, and the Company and its agents may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

                K.        Transfer Restrictions and Resale. The Shares have not been registered with the Securities and Exchange Commission. The Shares may be sold or transferred only in compliance with the applicable securities laws and regulations, including the Securities Act of 1933, as amended (the “Act”). The Shares purchased by Subscriber will be “restricted securities” for purposes of SEC Rule 144 under the Act. The Subscriber agrees to comply with Rule 144 which permits public resales of common stock by persons not affiliated with the Company only if the shares have been held for at least six months. Subscriber acknowledges that due to the Share’s status as “restricted securities” it may not be possible to liquidate the undersigned’s investment in the Company during Rule 144‘s six month holding period (the holding period is one year if the Subscriber is deemed to be an “affiliate” of the Company).

                L.        SEC Disclosure. The Subscriber understands that any investor individually, or acting as part of a group who acquires beneficial ownership of more than 5.0% of the Company’s common stock will be required to file a Schedule 13G or a Schedule 13D with the Securities and Exchange Commission.

                M.        Federal Reserve Board Approval. The Subscriber understands that an acquisition of the Company’s common stock in an amount that would cause such holder to beneficially own more than 9.9% of the Company’s common stock outstanding at such time will be subject to the Change in Bank Control Act, Regulation Y and related rules and regulations and would require notices filings and Federal Reserve Board advance approval under applicable banking laws and regulations.

                N.        Legend. The Subscriber understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company’s stock transfer ledger, and that the certificates evidencing such securities will bear legends in substantially the following form:

Confidential Information

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.”

Please refer to Section K. above for additional information about transfer restrictions and resale procedures.

                O.        Binding Obligation. This Agreement when fully executed and accepted by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity, is a permissible investment in accordance with the Subscriber’s Articles of Incorporation, bylaws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity’s owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity.

                P.        No General Solicitation. The Shares were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or televisions advertisement.

                Q.        Future Issuances. The Company may in the future issue subordinated debt and/or preferred stock with dividend and liquidation rights superior to the Common Stock. The Company may in the future issue additional shares of Common Stock.

        4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the agreement to purchase Shares by Subscriber herein, the Company hereby represents and warrants as follows:

                A.        The Organization. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Michigan and has all the requisite power and authority to conduct its business and own and operate its properties, and to enter into and execute this Agreement and to carry out the transactions contemplated hereby.

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                B.        Authority. The Company has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and to authorize the issuance and sale of the Shares contemplated by this Agreement, and the representatives of the Company executing this Agreement are duly authorized to do so.

                C.        Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock of which 17,166,515 shares were outstanding as of March 31, 2009, and 500,000 shares of preferred stock of which 31,290 shares of Series A Noncumulative Convertible Perpetual Stock were outstanding as of March 31, 2009.

                D.        Binding Obligation. Assuming the due execution and delivery of this Agreement by the Subscriber, this Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to or limiting creditors’ rights generally and (b) that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought.

                E.        No Conflicts. The execution, delivery and performance of this Agreement and the fulfillment of or compliance with the terms and provisions hereof, including the issuance and sale of the Shares contemplated by this Agreement, are not in contravention of or in conflict with any contract to which the Company is a party or by which the Company or any of its properties may be bound or affected.

                F.        Validly Issued. Upon receipt by the Company of payment for the Shares as contemplated by this Agreement and upon issuance of the Shares in accordance with this Agreement, the Shares will be validly issued and outstanding, fully paid and non-assessable.

        5.        ENTIRE AGREEMENT. This Agreement and any other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

        6.        SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgements and agreements made herein shall survive issuance of the Shares.

        7.        WAIVERS. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any provision or condition of this Agreement.

        8.        COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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        9.        CONFIDENTIALITY. The Subscriber (a) agrees to keep confidential the contents of this Subscription Agreement and the exhibits hereto and the fact that the Company is conducting a private offering, (b) will not disclose such information to third parties (other than the Subscriber’s advisors), and (c) will use the information only for the purpose of evaluating whether to purchase the Shares being offered by the Company. The Subscriber will instruct the Subscriber’s legal, financial and other representatives, if any, to observe the confidential nature of this information. The confidentiality obligation does not apply to information that (1) was or becomes generally available to the public other than as a result of a disclosure by Subscriber or its advisors, or (2) was or becomes available to Subscriber on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not known to the Subscriber to be bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to the Subscriber by a contractual, legal or fiduciary obligation.

        10.        NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

        11.        NON-ASSIGNABILITY. The obligations of a party hereunder shall not be delegated or assigned to any other party without the prior written consent of the other party hereto.

        12.        GOVERNING LAW. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, excluding those provisions related to the conflict of laws of different jurisdictions if the effect of the application of those provisions will be to require the application of the laws of a jurisdiction other than Michigan. Each party consents to the jurisdiction of the state of federal courts in Kent County, Michigan, which will be the sole venue for resolution of all disputes related to this Agreement. THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

Attachments:	Annual Report on Form 10-K for the year ended December 31, 2008 Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 Proxy Statement

        IN WITNESS WHEREOF, the Subscriber has executed this Agreement and declares that it is truthful and correct.

[signature pages follow]

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INDIVIDUALS SIGN HERE:

(Check One)
[__] [__] [__] [__]	Community Property (Both spouses must sign) Individually Joint tenants with right of survivorship (Both must sign) Tenants in common (All must sign)	X__________________________________________

X__________________________________________

X__________________________________________

___________________________________________
Print Name

___________________________________________
Print Names

___________________________________________
Print Names

___________________________________________
Address

Note:	Please notify the Company if you plan to invest funds in an individual retirement account (IRA).	___________________________________________
Address

___________________________________________
Address

___________________________________________
Telephone Number

___________________________________________
Social Security Number

                                                     Number of Shares Subscribed for Purchase:

                                                     ___________________________________________

                                                     Dollar Amount of Subscription:

                                                     ($__________ per Share)

                                                     __________________________________________

                                                     Date: _______________, 2009

Signature Page for Individuals

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ENTITIES SIGN HERE:

[   ]    Partnerships or Limited Liability           ______________________________________
         Company                                                       Print Partnership or LLC Name

                                                              By: ___________________________________
                                                                                         Authorized Signature

[   ]    Corporation                                          ______________________________________
                                                                                 Print Corporate Name

                                                              By: ___________________________________
                                                                                         Authorized Signature

                                                              Title: _________________________________

[   ]    As Custodian, Trustee or Agent              ______________________________________
                                                                                 Print Name

                                                              By: ___________________________________
                                                                                 Authorized Signature

                                                              ______________________________________
                                                                                 Title, if applicable

                           All Entities Complete:             ______________________________________
                                                                                 Address

                                                              ______________________________________
                                                                                 Address

                                                              ______________________________________
                                                                                 Telephone Number

                                                              Tax I.D. No.: ___________________________

                                                              Number of Shares Subscribed for Purchase:

                                                              ______________________________________

                                                              Dollar Amount Subscribed for:
                                                              ($_________ per Share)

                                                              ______________________________________

Date: ___________, 2009

Signature Page for Entities

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SUBSCRIPTION AND PURCHASE AGREEMENT ACCEPTED:

[ ] IN FULL or [ ] for $
MACATAWA BANK CORPORATION
a Michigan Corporation

By: ________________________________

         Name: ________________________

         Title:   ________________________

Date: ________________, 2009

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EXHIBIT A

MACATAWA BANK CORPORATION

ACCREDITED INVESTOR QUESTIONNAIRE

Note: Individuals must complete SECTION I and Corporations, Partnerships, Trusts and other Entities must complete

SECTION II

ALL QUESTIONS IN THE APPROPRIATE SECTION MUST BE ANSWERED

SECTION I. QUESTIONS FOR INDIVIDUALS

1. Name: ___________________________________ 2. U.S. Citizen: Yes____ No____ Age:___________

3.     Social Security No.:________________________

4.     Accredited Investor Suitability Requirements. An individual will qualify as an Accredited Investor as defined in Rule 501(a) of the Securities Act of 1933 (“Securities Act”) if he or she meets any one of the following requirements. The undersigned entity certifies that he/she is an Accredited Investor because:

Yes____	No____ (A) I am a natural person and had an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (including my home, home furnishings and automobiles).

Yes____	No____ (B) I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes____	No____ (C) I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect joint income with my spouse in excess of $300,000 in the current year. For these purposes “income” shall be determined as set forth in Section 4(B) above.

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SECTION II. QUESTIONS FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

1. Name of Entity: _____________________________________________

2.     Type of Entity (corporation, partnership, LLC etc.) _____________________

3. Date of Organization: _________________________________________ 4. State of Organization: _________________________________________ 5. Federal Taxpayer Identification No.: _____________________________

6.     Accredited Investor Suitability Requirements:

Yes____	No____ (A) Was the entity formed for the specific purpose of investing in the securities (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934 ((the “Exchange Act”)) or in the equity securities (as defined in Section 3(a)(11) of the Exchange Act) of Macatawa Bank Corporation?

7.     If your answer to question 6(A) above is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question 6(A) is “Yes” or if none of the statements in clause 7(A) below is applicable, the entity must be able to certify to statement 7(B) below in order to qualify as an Accredited Investor.

(A)     The undersigned entity certifies that it is an Accredited Investor because it is:

Yes____	No____ (i) a corporation, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000;

Yes____	No____ (ii) a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

Yes____ No____ (iii) a broker or dealer registered pursuant to Section 15 of the Exchange Act; Yes____ No____ (iv) an insurance company as defined in Section 2(13) of the Securities Act; Yes____ No____ (v) an investment company registered under the Investment Company Act of 1940

         (“1940 Act”);

Yes____	No____ (vi) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such

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act, and the plan fiduciary is either
a bank, insurance company or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) the plan is a self-directed plan and the investment decisions are made solely by persons that are Accredited Investors (if self-directed plan with more than one investment account: (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes____ No____ (vii) a private business development company as defined in Section 202(a)(22) of the

         1940 Act;

Yes____	No____ (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, with total assets in excess of $5,000,000; or

Yes____	No____ (ix) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities or equity securities of Macatawa Bank Corporation, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Securities Act.

If none of the above apply, please complete 7(B) below:

(B)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, LLC members or other equity holders meets at least one of the following conditions:

Yes____	No____ (i) He/She is a natural person and had an individual net worth (or joint net worth with spouse) at the time of subscription in excess of $1 million (including home, home furnishings and automobiles).

Yes____	No____ (ii) He/She is a natural person and had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; or

Yes____	No____ (iii) The stockholder, partner or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement 7(A) above or whose stockholders, partners or other equity holders meet at least one of the descriptions in this statement 7(B).

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IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of ___________, 2009, and declares that it is truthful and correct.

Name of Investor or Entity:                             ________________________________

Signature of Investor or Representative:                ________________________________

If an Entity, Name and Title of Signatory:              ________________________________

Address:                                                ________________________________

                                                        ________________________________
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EXHIBIT B

MACATAWA BANK CORPORATION

RISK FACTORS

        Investors should carefully consider the following risk factors and all risk factors disclosed by the Company in its Annual Report on Form 10-K for year ended December 31, 2008, filed with the SEC on March 11, 2009, before deciding to buy Common Stock.

Risk Factors Related to the Company and Its Business

Recent Negative Developments in the Financial Industry and U.S. and Global Credit Markets May Continue to

Adversely Impact Our Operations and Results.

        Negative developments in 2007 and 2008 in the subprime mortgage market and the securitization markets for such loans have resulted in uncertainty in the financial markets in general with the expectation of the general economic downturn continuing throughout 2009 and beyond. Commercial as well as consumer loan portfolio performances have deteriorated at many institutions and the competition for deposits and quality loans has increased significantly. In addition, the values of real estate collateral supporting many commercial loans and home mortgages have declined and may continue to decline. Bank and bank holding company stock prices have been negatively affected as has the ability of banks and bank holding companies to raise capital or borrow in the debt markets compared to recent years. New federal and state laws and regulations regarding lending and funding practices and liquidity standards, and bank regulatory agencies have been very aggressive in responding to concerns and trends identified in examinations, including the issuance of many formal enforcement orders. Negative developments in the financial industry and the impact of new legislation in response to those developments could negatively impact our operations by restricting our business operations, including our ability to originate or sell loans, and adversely impact our financial performance.

The Company is Affected by General Economic Conditions in the State of Michigan.

        The Company is affected by general economic conditions in the U.S., although most directly within Michigan. A further economic downturn or continued weak business environment within Michigan could negatively impact household and corporate incomes. This impact may lead to decreased demand for both loan and deposit products and increase the number of customers who fail to pay interest or principal on their loans. Our ability to pay dividends is limited by law and contract.

        The Company is a holding company and substantially all of our assets are held by our bank. Our ability to continue to make dividend payments to our shareholders will depend primarily on available cash resources at the holding company and dividends from our bank. Dividend payments or extensions of credit from our bank are subject to regulatory limitations, generally based on capital levels and current and retained earnings, imposed by regulatory agencies with authority over our bank. The ability of our bank to pay dividends is also subject to its profitability, financial condition, capital expenditures and other cash flow requirements. We also are prohibited from paying dividends on our common stock if the required payments on our subordinated debentures have not been made or if we do not pay dividends on our Series A preferred stock. We cannot assure you that our bank will be able to pay dividends to us in the future.

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Regulatory Actions Might Have a Material Adverse Effect on Us and May Restrict the Payment of Dividends

        The Company is subject to regulation and supervision by the Federal Reserve Bank of Chicago and, ultimately, the Board of Governors of the Federal Reserve System (together, the “FRB”).  Macatawa Bank is primarily subject to regulation and supervision by the State of Michigan Office of Financial and Insurance Regulation (“OFIR”) and by the Federal Deposit Insurance Corporation (“FDIC”).

        In a policy statement, the FRB has expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends exceeding its net income or which can only be funded in ways that weaken the bank holding company’s financial health, such as by borrowing. Additionally, the FRB possesses enforcement powers over bank holding companies and their non-bank subsidiaries to prevent or remedy actions that represent unsafe or unsound practices or violations of applicable statutes and regulations. Among these powers is the ability to proscribe the payment of dividends by banks and bank holding companies. Similar enforcement powers over our bank are possessed by the FDIC. The “prompt corrective action” provisions of federal law and regulation authorizes the FRB to restrict the payment of dividends by us if specified capital levels are not met.

        In December 2008, the FRB completed its on-site examination and has prepared a Report of Examination concerning the Company. Federal regulations restrict the disclosure of the contents and ratings included in regulatory examinations. However, it is possible that as a result of this most recent examination, the Company may be required to notify the FRB before paying dividends on its common stock and other equity securities. The Company currently is not paying any dividends on its common stock. There can be no assurance as to when the Company might resume paying dividends on its common stock.

The Company’s Ability to Issue Stock or Debentures With Different Terms in the Future Could Adversely Affect the
Rights of Holders of the Shares.

        The Company is authorized to issue additional preferred stock in one or more series on terms that may be determined at the time of issuance by the Company’s Board of Directors. In addition, the Company may issue debentures. The Company intends to offer additional preferred stock and/or debentures in a private placement in order to raise additional capital. The preferred stock and/or debentures may include rights and preferences that will rank senior to the common stock. The future issuance of preferred stock and/or debentures could effectively diminish or supersede the dividends of the common stock and adversely affect such common stock.

The Company Is Not Obligated to Register the Shares of Common Stock with the SEC.

        The Shares are not subject to an effective SEC registration statement. As a result, such shares will be deemed “restricted securities” under the federal securities laws. The Company is not obligated to register the Shares.

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